UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 12, 2024
Star Equity Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave, Suite 101
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 489-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market
Series C Participating Preferred Stock, par value $0.0001 per share Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 12, 2024, Star Equity Holdings, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware in order to effect a reverse stock split of the Company’s common stock at a ratio of one-for-five (the “Reverse Split”). The Amendment does not affect the par value of the Company’s common stock.
The Amendment provides that the Reverse Split will become effective on June 14, 2024, at 5:00 p.m. Eastern Time, at which time every five shares of the Company’s issued and outstanding common stock will automatically be combined into one share of common stock. Beginning with the opening of trading on Monday, June 17, 2024, the Company’s common stock will continue to trade on the Nasdaq Global Market under the symbol "STRR," but will trade on a split-adjusted basis under a new CUSIP number, 8553Q301. Additionally, all stock options and warrants of the Company outstanding immediately prior to the Reverse Split will be proportionally adjusted.
The Amendment (effectuating the Reverse Split) was approved by the stockholders of the Company at the Company’s 2023 Annual Meeting of Stockholders held on June 20, 2023. In connection with approving the Reverse Split, the Company’s stockholders authorized to the Company’s Board of Directors (the “Board”) to determine, at its discretion, a ratio within the range of 1-for-5 to 1-for-10, at which to effectuate the Reverse Split. The Reverse Split and the 1-for-5 ratio were approved by the Board on May 24, 2024.
Equiniti Trust Company, LLC (“Equiniti”) is acting as the exchange agent for the Reverse Split.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.	Other Events.
On June 12, 2024, the Company issued a press release regarding the Reverse Split described above under Item 5.03 of this Current Report on Form 8-K. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Star Equity Holdings, Inc.
99.1	Press Release, dated June 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr. Chief Executive Officer
Date:     June 12, 2024